UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 15, 2006

INVESTORS REAL ESTATE TRUST
(Exact name of registrant as specified in its charter)

North Dakota	0-14851	45-0311232
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12 South Main Street Minot, ND 58701
(Address of principal executive offices, including zip code)

(701) 837-4738
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□    Written communications pursuant to Rule 425 under the Securities Act

□    Soliciting material pursuant to Rule 14a-12 under the Exchange Act

□    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

□    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

_________________________________________________________________________________________

Item 2.01        Completion of Acquisition or Disposition of Assets.

On September 18, 2006, Investors Real Estate Trust (“IRET”) filed a Current Report on Form 8-K with regard to the acquisition on September 15, 2006 by a wholly-owned special-purpose subsidiary of IRET of a portfolio of nine office complexes, consisting of 15 buildings totaling approximately 936,568 rentable square feet (the “Magnum Portfolio”), from subsidiaries of Omaha-based Magnum Resources, Inc., a real estate services and investment firm founded by W. David Scott, for an aggregate consideration of approximately $140.8 million. IRET hereby amends the Form 8-K filed September 18, 2006 to provide the required financial information related to the acquisition of the Magnum Portfolio. The financial statements of the Magnum Portfolio that are included in the current report on the Form 8-K/A are provided for only the most recent fiscal year, since IRET acquired the Magnum Portfolio from an unrelated party. IRET is not aware of any material factors relating to the Magnum Portfolio not otherwise disclosed that would cause the reported financial information not to be necessarily indicative of future operating results.

Item 9.01        Financial Statements and Exhibits.

(a)                Financial Statements of Real Estate Acquired. The following financial statements are submitted at the end of this Current Report on Form 8-K/A and are filed herewith and incorporated herein by reference:

Pacific Hills – 120th & Pacific Street, Omaha, NE
Independent Auditor's Report
Historical Summary of Gross Income and Direct Operating Expenses for the Year Ended December 31, 2005
Notes to Historical Summary of Gross Income and Direct Operating Expenses for the Year Ended December 31, 2005
Corporate Center West – 10805 – 10825 Old Mill Road, Omaha, NE
Independent Auditor's Report
Historical Summary of Gross Income and Direct Operating Expenses for the Year Ended December 31, 2005
Notes to Historical Summary of Gross Income and Direct Operating Expenses for the Year Ended December 31, 2005
Farnam Executive Center – 10810 Farnam Drive, Omaha, NE
Independent Auditor's Report
Historical Summary of Gross Income and Direct Operating Expenses for the Year Ended December 31, 2005
Notes to Historical Summary of Gross Income and Direct Operating Expenses for the Year Ended December 31, 2005
Miracle Hills One – 11422 Miracle Hills Drive, Omaha, NE
Independent Auditor's Report
Historical Summary of Gross Income and Direct Operating Expenses for the Year Ended December 31, 2005
Notes to Historical Summary of Gross Income and Direct Operating Expenses for the Year Ended December 31, 2005
1
Woodlands Plaza IV – 11775 Borman Drive, St. Louis, MO
Independent Auditor's Report
Historical Summary of Gross Income and Direct Operating Expenses for the Year Ended December 31, 2005
Notes to Historical Summary of Gross Income and Direct Operating Expenses for the Year Ended December 31, 2005
Riverport – 13690 Riverport Drive, Maryland Heights, MO
Independent Auditor's Report
Historical Summary of Gross Income and Direct Operating Expenses for the Year Ended December 31, 2005
Notes to Historical Summary of Gross Income and Direct Operating Expenses for the Year Ended December 31, 2005
Timberlands – 4000 West 114th Street, Leawood, KS
Independent Auditor's Report
Historical Summary of Gross Income and Direct Operating Expenses for the Year Ended December 31, 2005
Notes to Historical Summary of Gross Income and Direct Operating Expenses for the Year Ended December 31, 2005
Flagship – 775 Prairie Center Drive, Eden Prairie, MN
Independent Auditor's Report
Historical Summary of Gross Income and Direct Operating Expenses for the Year Ended December 31, 2005
Notes to Historical Summary of Gross Income and Direct Operating Expenses for the Year Ended December 31, 2005
Gateway Corporate Center – 576 Bielerberg Drive, Woodbury, MN
Independent Auditor's Report
Historical Summary of Gross Income and Direct Operating Expenses for the Year Ended December 31, 2005
Notes to Historical Summary of Gross Income and Direct Operating Expenses for the Year Ended December 31, 2005

(b)               Pro Forma Financial Information. The following financial information is submitted at the end of this Current Report on Form 8-K/A and is furnished herewith and incorporated herein by reference:

Unaudited Pro Forma Consolidated Balance Sheet as of July 31, 2006
Unaudited Pro Forma Consolidated Statement of Operations for the three Months Ended July 31, 2006
Unaudited Pro Forma Consolidated Statement of Operations for the Twelve Months Ended April 30, 2006

(c)        Exhibits. None.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTORS REAL ESTATE TRUST
(Registrant)

By:	/s/ Timothy P. Mihalick
Timothy P. Mihalick
Senior Vice President &
Chief Operating Officer

Dated: November 3, 2006

INDEX TO FINANCIAL STATEMENTS
AND PRO FORMA FINANCIAL INFORMATION

Pacific Hills – 120th & Pacific Street, Omaha, NE
Independent Auditor's Report .........................................................................................................................	6
Historical Summary of Gross Income and Direct Operating Expenses for the Year Ended December 31, 2005 .	7
Notes to Historical Summary of Gross Income and Direct Operating Expenses for the Year Ended December 31, 2005 ........................................................................................................................................................	8

Corporate Center West – 10805 – 10825 Old Mill Road, Omaha, NE
Independent Auditor's Report .........................................................................................................................	10
Historical Summary of Gross Income and Direct Operating Expenses for the Year Ended December 31, 2005 .	11
Notes to Historical Summary of Gross Income and Direct Operating Expenses for the Year Ended December 31, 2005 ........................................................................................................................................................	12

Farnam Executive Center – 10810 Farnam Drive, Omaha, NE
Independent Auditor's Report .........................................................................................................................	14
Historical Summary of Gross Income and Direct Operating Expenses for the Year Ended December 31, 2005 .	15
Notes to Historical Summary of Gross Income and Direct Operating Expenses for the Year Ended December 31, 2005 ........................................................................................................................................................	16

Miracle Hills One – 11422 Miracle Hills Drive, Omaha, NE
Independent Auditor's Report .........................................................................................................................	18
Historical Summary of Gross Income and Direct Operating Expenses for the Year Ended December 31, 2005 .	19
Notes to Historical Summary of Gross Income and Direct Operating Expenses for the Year Ended December 31, 2005 ........................................................................................................................................................	20

Woodlands Plaza IV – 11775 Borman Drive, St. Louis, MO
Independent Auditor's Report .........................................................................................................................	22
Historical Summary of Gross Income and Direct Operating Expenses for the Year Ended December 31, 2005 .	23
Notes to Historical Summary of Gross Income and Direct Operating Expenses for the Year Ended December 31, 2005 ........................................................................................................................................................	24

Riverport – 13690 Riverport Drive, Maryland Heights, MO
Independent Auditor's Report .........................................................................................................................	26
Historical Summary of Gross Income and Direct Operating Expenses for the Year Ended December 31, 2005 .	27
Notes to Historical Summary of Gross Income and Direct Operating Expenses for the Year Ended December 31, 2005 ........................................................................................................................................................	28
4
Timberlands – 4000 West 114th Street, Leawood, KS
Independent Auditor's Report .........................................................................................................................	30
Historical Summary of Gross Income and Direct Operating Expenses for the Year Ended December 31, 2005 .	31
Notes to Historical Summary of Gross Income and Direct Operating Expenses for the Year Ended December 31, 2005 ........................................................................................................................................................	32

Flagship – 775 Prairie Center Drive, Eden Prairie, MN
Independent Auditor's Report .........................................................................................................................	34
Historical Summary of Gross Income and Direct Operating Expenses for the Year Ended December 31, 2005 .	35
Notes to Historical Summary of Gross Income and Direct Operating Expenses for the Year Ended December 31, 2005 ........................................................................................................................................................	36

Gateway Corporate Center – 576 Bielerberg Drive, Woodbury, MN
Independent Auditor's Report .........................................................................................................................	38
Historical Summary of Gross Income and Direct Operating Expenses for the Year Ended December 31, 2005 .	39
Notes to Historical Summary of Gross Income and Direct Operating Expenses for the Year Ended December 31, 2005 ........................................................................................................................................................	40

Unaudited Pro Forma Consolidated Balance Sheet as of July 31, 2006 ...................................................	42
Unaudited Pro Forma Consolidated Statement of Operations for the three Months Ended July 31, 2006 .................................................................................................................................................................	44
Unaudited Pro Forma Consolidated Statement of Operations for the Twelve Months Ended April 30, 2006 ........................................................................................................................................................	46

Independent Auditor’s Report

To the Board of Trustees of Investors Real Estate Trust

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses of Pacific Hills ("Historical Summary") for the year ended December 31, 2005. This Historical Summary is the responsibility of the management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United State s of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 2, and is not intended to be a complete presentation of Pacific Hills revenue and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in Note 2 of Pacific Hills for the year ended December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

/S/ Brady Martz & Associates, P.C.
Brady, Martz, and Associates, P.C.
Minot, North Dakota, USA
October 31, 2006

Pacific Hills Historical Summary of Gross Income and Direct Operating Expenses for the Year Ended December 31, 2005

12/31/05
GROSS INCOME
Rental Revenue and Tenant Reimbursements	$2,297,745

DIRECT OPERATING EXPENSES
Utilities Expense	$187,691
Maintenance Expense	505,554
Real Estate Taxes	258,711
Administrative	485
Total Direct Operating Expenses	$952,441

EXCESS OF GROSS INCOME OVER DIRECT OPERATING EXPENSES	$1,345,304

See Notes to Historical Summary of Gross Income and Direct Operating Expenses.

The remainder of this page has been intentionally left blank.

Pacific Hills Notes to Historical Summary of Gross Income and Direct Operating Expenses for the Years Ended December 31, 2005

Note 1.

Nature of Business

The Pacific Hills office complex consisting of three multi-story and two single-story buildings, which contain approximately 143,061 rentable square feet, is located at 120th and Pacific Street, Omaha, Nebraska. The property was acquired on September 15, 2006, as part of a portfolio of nine office complexes consisting of 15 buildings purchased from subsidiaries of Omaha-based Magnum Resources, Inc., a real estate services and investment firm. The Historical Summary of Gross Income and Direct Operating Expenses includes information related to the operations of Pacific Hills for the year ended December 31, 2005, as recorded by the property’s previous owner, subject to the exclusions described below.

Note 2.

Basis of Presentation

IRET, Inc., purchased Pacific Hills on September 15, 2006. The historical summary has been prepared for the purpose of complying with Regulation S-X, Rule 3-14 of the Securities and Exchange Commission ("SEC"), which requires certain information with respect to real estate operations acquired to be included with certain filings with the SEC. This historical summary includes the historical gross income and direct operating expenses of Pacific Hills, exclusive of the following expenses, which may not be comparable to the corresponding amounts reflected in proposed future operations:

(a)     depreciation of property and equipment
(b)     interest expense
(c)     management fees
(d)     insurance expense
(e)     non-pass through administrative expenses

Because insurance expense and management fees have not been included as operating expenses in the historical summary, revenue reported as tenant reimbursements in the historical summary has also been adjusted to exclude amounts equal to management fees and insurance expenses.

Note 3.

Summary of Significant Accounting Policies Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Capitalization Policy - Expenditures for renewals and improvements that significantly add to the productive capacity or extend the useful life of an asset are capitalized. Expenditures for maintenance and repairs, which do not add to the value or extend useful lives, are charged to expense as incurred.

Revenue Recognition - Rental revenue is recognized on the straight-line basis, which averages minimum rents over the terms of the leases. All leases are classified as operating leases and expire at various dates prior to December 2011. The following is a schedule by years of future actual minimum rents receivable on non-cancelable operating leases in effect as of December 31, 2005.

The remainder of this page has been intentionally left blank.

Pacific Hills Notes to Historical Summary of Gross Income and Direct Operating Expenses – continued

Year	Amount
2006	$2,315,462
2007	1,764,663
2008	1,064,509
2009	661,273
2010	513,275
Thereafter	292,011
Total	$6,611,193

Expense Reimbursement – Reimbursements from tenants for real estate taxes and other recoverable operating expenses are recognized as revenue in the period the applicable expenditures are incurred. Pacific Hills receives payments for these reimbursements from substantially all its multi-tenant commercial tenants throughout the year based on estimates. Differences between estimated recoveries and the final billed amounts are recognized in the current year.

The remainder of this page has been left intentionally blank.

Independent Auditor’s Report

To the Board of Trustees of Investors Real Estate Trust

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses of Corporate Center West ("Historical Summary") for the year ended December 31, 2005. This Historical Summary is the responsibility of the management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 2, and is not intended to be a complete presentation of Corporate Center West revenue and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in Note 2 of Corporate Center West for the year ended December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

/S/ Brady Martz & Associates, P.C.
Brady, Martz, and Associates, P.C.
Minot, North Dakota, USA
October 31, 2006

Corporate Center West Historical Summary of Gross Income and Direct Operating Expenses for the Year Ended December 31, 2005

12/31/05
GROSS INCOME
Rental Revenue and Tenant Reimbursements	$2,245,890

DIRECT OPERATING EXPENSES
Utilities Expense	$230,520
Maintenance Expense	392,598
Real Estate Taxes	251,683
Administrative	1,298
Total Direct Operating Expenses	$876,099

EXCESS OF GROSS INCOME OVER DIRECT OPERATING EXPENSES	$1,369,791

See Notes to Historical Summary of Gross Income and Direct Operating Expenses.

The remainder of this page has been intentionally left blank.

Corporate Center West Notes to Historical Summary of Gross Income and Direct Operating Expenses for the Years Ended December 31, 2005

Note 1.

Nature of Business

The Corporate Center West office complex consisting of three two-story buildings, which contain approximately 141,724 rentable square feet, is located at Old Mill Road in Omaha, Nebraska. The property was acquired on September 15, 2006, as part of a portfolio of nine office complexes consisting of 15 buildings purchased from subsidiaries of Omaha-based Magnum Resources, Inc., a real estate services and investment firm. The Historical Summary of Gross Income and Direct Operating Expenses includes information related to the operations of Corporate Center West for the year ended December 31, 2005, as recorded by the property’s previous owner, subject to the exclusions described below.

Note 2.

Basis of Presentation

IRET, Inc., purchased Corporate Center West on September 15, 2006. The historical summary has been prepared for the purpose of complying with Regulation S-X, Rule 3-14 of the Securities and Exchange Commission ("SEC"), which requires certain information with respect to real estate operations acquired to be included with certain filings with the SEC. This historical summary includes the historical gross income and direct operating expenses of Corporate Center West, exclusive of the following expenses, which may not be comparable to the corresponding amounts reflected in proposed future operations:

(a)     depreciation of property and equipment
(b)     interest expense
(c)     management fees
(d)     insurance expense
(e)     non-pass through administrative expenses

Because insurance expense and management fees have not been included as operating expenses in the historical summary, revenue reported as tenant reimbursements in the historical summary has also been adjusted to exclude amounts equal to management fees and insurance expenses.

Note 3.

Summary of Significant Accounting Policies Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Capitalization Policy - Expenditures for renewals and improvements that significantly add to the productive capacity or extend the useful life of an asset are capitalized. Expenditures for maintenance and repairs, which do not add to the value or extend useful lives, are charged to expense as incurred.

Revenue Recognition - Rental revenue is recognized on the straight-line basis, which averages minimum rents over the terms of the leases. All leases are classified as operating leases and expire at various dates prior to February 2017. The following is a schedule by years of future actual minimum rents receivable on non-cancelable operating leases in effect as of December 31, 2005.

The remainder of this page has been intentionally left blank.

Corporate Center West Notes to Historical Summary of Gross Income and Direct Operating Expenses – continued

Year	Amount
2006	$2,692,756
2007	2,692,756
2008	2,763,628
2009	2,834,480
2010	2,834,480
Thereafter	6,868,304
Total	$20,686,404

Expense Reimbursement – Reimbursements from tenants for real estate taxes and other recoverable operating expenses are recognized as revenue in the period the applicable expenditures are incurred. Corporate Center West receives payments for these reimbursements from substantially all its multi-tenant commercial tenants throughout the year based on estimates. Differences between estimated recoveries and the final billed amounts are recognized in the current year.

The remainder of this page has been left intentionally blank.

Independent Auditor’s Report

To the Board of Trustees of Investors Real Estate Trust

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses of Farnam Executive Center ("Historical Summary") for the year ended December 31, 2005. This Historical Summary is the responsibility of the management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 2, and is not intended to be a complete presentation of Farnam Executive Center revenue and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in Note 2 of Farnam Executive Center for the year ended December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

/S/ Brady Martz & Associates, P.C.
Brady, Martz, and Associates, P.C.
Minot, North Dakota, USA
October 31, 2006

Farnam Executive Center Historical Summary of Gross Income and Direct Operating Expenses for the Year Ended December 31, 2005

12/31/05
GROSS INCOME
Rental Revenue	$1,149,983

EXCESS OF GROSS INCOME OVER DIRECT OPERATING EXPENSES	$1,149,983

See Notes to Historical Summary of Gross Income and Direct Operating Expenses.

The remainder of this page has been intentionally left blank.

Farnam Executive Center Notes to Historical Summary of Gross Income and Direct Operating Expenses for the Years Ended December 31, 2005

Note 1.

Nature of Business

The Farnam Executive Center office building, which contains approximately 94,832 rentable square feet, is located at Farnam Drive in Omaha, Nebraska. The property was acquired on September 15, 2006, as part of a portfolio of nine office complexes consisting of 15 buildings purchased from subsidiaries of Omaha-based Magnum Resources, Inc., a real estate services and investment firm. The Historical Summary of Gross Income and Direct Operating Expenses includes information related to the operations of Farnam Executive Center for the year ended December 31, 2005, as recorded by the property’s previous owner, subject to the exclusions described below.

Note 2.

Basis of Presentation

IRET, Inc., purchased Farnam Executive Center on September 15, 2006 .The historical summary has been prepared for the purpose of complying with Regulation S-X, Rule 3-14 of the Securities and Exchange Commission ("SEC"), which requires certain information with respect to real estate operations acquired to be included with certain filings with the SEC. This historical summary includes the historical gross income and direct operating expenses of Farnam Executive Center, exclusive of the following expenses, which may not be comparable to the corresponding amounts reflected in proposed future operations:

(a)     depreciation of property and equipment
(b)     interest expense
(c)     management fees
(d)     insurance expense
(e)     non-pass through administrative expenses

Note 3.

Summary of Significant Accounting Policies Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Capitalization Policy - Expenditures for renewals and improvements that significantly add to the productive capacity or extend the useful life of an asset are capitalized. Expenditures for maintenance and repairs, which do not add to the value or extend useful lives, are charged to expense as incurred.

Revenue Recognition - Rental revenue is recognized on the straight-line basis, which averages minimum rents over the terms of the leases. All leases are classified as operating leases and expire at various dates prior to July 2012. The following is a schedule by years of future actual minimum rents receivable on non-cancelable operating leases in effect as of December 31, 2005.

The remainder of this page has been intentionally left blank.

Farnam Executive Center Notes to Historical Summary of Gross Income and Direct Operating Expenses – continued

Year	Amount
2006	$1,152,679
2007	1,163,585
2008	1,163,585
2009	1,207,050
2010	1,215,742
Thereafter	1,924,926
Total	$7,827,567

Expense Reimbursement – Certain expenses, including real estate taxes, utilities, and maintenance, are paid directly by the tenants in accordance with the leases. These expenses are not reflected in the Historical Summaries.

The remainder of this page has been left intentionally blank.

Independent Auditor’s Report

To the Board of Trustees of Investors Real Estate Trust

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses of Miracle Hills One ("Historical Summary") for the year ended December 31, 2005. This Historical Summary is the responsibility of the management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 2, and is not intended to be a complete presentation of Miracle Hills One revenue and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in Note 2 of Miracle Hills One for the year ended December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

/S/ Brady Martz & Associates, P.C.
Brady, Martz, and Associates, P.C.
Minot, North Dakota, USA
October 31, 2006

Miracle Hills One Historical Summary of Gross Income and Direct Operating Expenses for the Year Ended December 31, 2005

12/31/05
GROSS INCOME
Rental Revenue and Tenant Reimbursements	$1,374,058

DIRECT OPERATING EXPENSES
Utilities Expense	$112,446
Maintenance Expense	253,957
Real Estate Taxes	180,654
Administrative	185
Total Direct Operating Expenses	$547,242

EXCESS OF GROSS INCOME OVER DIRECT OPERATING EXPENSES	$826,816

See Notes to Historical Summary of Gross Income and Direct Operating Expenses.

The remainder of this page has been intentionally left blank.

Miracle Hills One Notes to Historical Summary of Gross Income and Direct Operating Expenses for the Years Ended December 31, 2005

Note 1.

Nature of Business

The Miracle Hills One office building, which contains approximately 84,475 rentable square feet, is located at Miracle Hills Drive in Omaha, Nebraska. The property was acquired on September 15, 2006, as part of a portfolio of nine office complexes consisting of 15 buildings purchased from subsidiaries of Omaha-based Magnum Resources, Inc., a real estate services and investment firm. The Historical Summary of Gross Income and Direct Operating Expenses includes information related to the operations of Miracle Hills One for the year ended December 31, 2005, as recorded by the property’s previous owner, subject to the exclusions described below.

Note 2.

Basis of Presentation

IRET, Inc., purchased Miracle Hills One on September 15, 2006. The historical summary has been prepared for the purpose of complying with Regulation S-X, Rule 3-14 of the Securities and Exchange Commission ("SEC"), which requires certain information with respect to real estate operations acquired to be included with certain filings with the SEC. This historical summary includes the historical gross income and direct operating expenses of Miracle Hills One, exclusive of the following expenses, which may not be comparable to the corresponding amounts reflected in proposed future operations:

(a)     depreciation of property and equipment
(b)     interest expense
(c)     management fees
(d)     insurance expense
(e)     non-pass through administrative expenses

Because insurance expense and management fees have not been included as operating expenses in the historical summary, revenue reported as tenant reimbursements in the historical summary has also been adjusted to exclude amounts equal to management fees and insurance expenses.

Note 3.

Summary of Significant Accounting Policies Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Capitalization Policy - Expenditures for renewals and improvements that significantly add to the productive capacity or extend the useful life of an asset are capitalized. Expenditures for maintenance and repairs, which do not add to the value or extend useful lives, are charged to expense as incurred.

Revenue Recognition - Rental revenue is recognized on the straight-line basis, which averages minimum rents over the terms of the leases. All leases are classified as operating leases and expire at various dates prior to June 2012. The following is a schedule by years of future actual minimum rents receivable on non-cancelable operating leases in effect as of December 31, 2005.

The remainder of this page has been intentionally left blank.

Miracle Hills One Notes to Historical Summary of Gross Income and Direct Operating Expenses – continued

Year	Amount
2006	$1,297,874
2007	962,310
2008	800,820
2009	616,872
2010	328,102
Thereafter	214,050
Total	$4,220,028

Expense Reimbursement – Reimbursements from tenants for real estate taxes and other recoverable operating expenses are recognized as revenue in the period the applicable expenditures are incurred. Miracle Hills One receives payments for these reimbursements from substantially all its multi-tenant commercial tenants throughout the year based on estimates. Differences between estimated recoveries and the final billed amounts are recognized in the current year.

The remainder of this page has been left intentionally blank.

Independent Auditor’s Report

To the Board of Trustees of Investors Real Estate Trust

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses of Woodlands Plaza IV ("Historical Summary") for the year ended December 31, 2005. This Historical Summary is the responsibility of the management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 2, and is not intended to be a complete presentation of Woodlands Plaza IV revenue and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in Note 2 of Woodlands Plaza IV for the year ended December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

/S/ Brady Martz & Associates, P.C.
Brady, Martz, and Associates, P.C.
Minot, North Dakota, USA
October 31, 2006

Woodlands Plaza IV Historical Summary of Gross Income and Direct Operating Expenses for the Year Ended December 31, 2005

12/31/05
GROSS INCOME
Rental Revenue and Tenant Reimbursements	$1,060,866

DIRECT OPERATING EXPENSES
Utilities Expense	$76,825
Maintenance Expense	197,080
Real Estate Taxes	119,865
Administrative	3,229
Total Direct Operating Expenses	$396,999

EXCESS OF GROSS INCOME OVER DIRECT OPERATING EXPENSES	$663,867

See Notes to Historical Summary of Gross Income and Direct Operating Expenses.

The remainder of this page has been intentionally left blank.

Woodlands Plaza IV Notes to Historical Summary of Gross Income and Direct Operating Expenses for the Years Ended December 31, 2005

Note 1.

Nature of Business

The Woodlands Plaza IV office building, which contains approximately 60,942 rentable square feet, is located at Borman Drive in St. Louis, Missouri. The property was acquired on September 15, 2006, as part of a portfolio of nine office complexes consisting of 15 buildings purchased from subsidiaries of Omaha-based Magnum Resources, Inc., a real estate services and investment firm. The Historical Summary of Gross Income and Direct Operating Expenses includes information related to the operations of Woodlands Plaza IV for the year ended December 31, 2005, as recorded by the property’s previous owner, subject to the exclusions described below.

Note 2.

Basis of Presentation

IRET, Inc., purchased Woodlands Plaza IV on September 15, 2006. The historical summary has been prepared for the purpose of complying with Regulation S-X, Rule 3-14 of the Securities and Exchange Commission ("SEC"), which requires certain information with respect to real estate operations acquired to be included with certain filings with the SEC. This historical summary includes the historical gross income and direct operating expenses of Woodlands Plaza IV, exclusive of the following expenses, which may not be comparable to the corresponding amounts reflected in proposed future operations:

(a)     depreciation of property and equipment
(b)     interest expense
(c)     management fees
(d)     insurance expense
(e)     non-pass through administrative expenses

Because insurance expense and management fees have not been included as operating expenses in the historical summary, revenue reported as tenant reimbursements in the historical summary has also been adjusted to exclude amounts equal to management fees and insurance expenses.

Note 3.

Summary of Significant Accounting Policies Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Capitalization Policy - Expenditures for renewals and improvements that significantly add to the productive capacity or extend the useful life of an asset are capitalized. Expenditures for maintenance and repairs, which do not add to the value or extend useful lives, are charged to expense as incurred.

Revenue Recognition - Rental revenue is recognized on the straight-line basis, which averages minimum rents over the terms of the leases. All leases are classified as operating leases and expire at various dates prior to August 2010. The following is a schedule by years of future actual minimum rents receivable on non-cancelable operating leases in effect as of December 31, 2005.

The remainder of this page has been intentionally left blank.

Woodlands Plaza IV Notes to Historical Summary of Gross Income and Direct Operating Expenses – continued

Year	Amount
2006	$966,461
2007	873,462
2008	812,978
2009	743,870
2010	495,913
Thereafter	0
Total	$3,892,684

Expense Reimbursement – Reimbursements from tenants for real estate taxes and other recoverable operating expenses are recognized as revenue in the period the applicable expenditures are incurred. Woodlands Plaza IV receives payments for these reimbursements from substantially all its multi-tenant commercial tenants throughout the year based on estimates. Differences between estimated recoveries and the final billed amounts are recognized in the current year.

The remainder of this page has been left intentionally blank.

Independent Auditor’s Report

To the Board of Trustees of Investors Real Estate Trust

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses of Riverport ("Historical Summary") for the year ended December 31, 2005. This Historical Summary is the responsibility of the management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 2, and is not intended to be a complete presentation of Riverport revenue and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in Note 2 of Riverport for the year ended December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

/S/ Brady Martz & Associates, P.C.
Brady, Martz, and Associates, P.C.
Minot, North Dakota, USA
October 31, 2006

Riverport Historical Summary of Gross Income and Direct Operating Expenses for the Year Ended December 31, 2005

12/31/05
GROSS INCOME
Rental Revenue and Tenant Reimbursements	$3,187,482

DIRECT OPERATING EXPENSES
Utilities Expense	$251,430
Maintenance Expense	385,348
Real Estate Taxes	639,057
Administrative	1,091
Total Direct Operating Expenses	$1,276,926

EXCESS OF GROSS INCOME OVER DIRECT OPERATING EXPENSES	$1,910,556

See Notes to Historical Summary of Gross Income and Direct Operating Expenses.

The remainder of this page has been intentionally left blank.

Riverport Notes to Historical Summary of Gross Income and Direct Operating Expenses for the Years Ended December 31, 2005

Note 1.

Nature of Business

The Riverport office building, which contains approximately 122,567 reportable square feet, is located at Riverport Drive in Maryland Heights, Missouri. The property was acquired on September 15, 2006, as part of a portfolio of nine office complexes consisting of 15 buildings purchased from subsidiaries of Omaha-based Magnum Resources, Inc., a real estate services and investment firm. The Historical Summary of Gross Income and Direct Operating Expenses includes information related to the operations of Riverport for the year ended December 31, 2005, as recorded by the property’s previous owner, subject to the exclusions described below.

Note 2.

Basis of Presentation

IRET, Inc., purchased Riverport on September 15, 2006. The historical summary has been prepared for the purpose of complying with Regulation S-X, Rule 3-14 of the Securities and Exchange Commission ("SEC"), which requires certain information with respect to real estate operations acquired to be included with certain filings with the SEC. This historical summary includes the historical gross income and direct operating expenses of Riverport, exclusive of the following expenses, which may not be comparable to the corresponding amounts reflected in proposed future operations:

(a)     depreciation of property and equipment
(b)     interest expense
(c)     management fees
(d)     insurance expense
(e)     non-pass through administrative expenses

Because insurance expense and management fees have not been included as operating expenses in the historical summary, revenue reported as tenant reimbursements in the historical summary has also been adjusted to exclude amounts equal to management fees and insurance expenses.

Note 3.

Summary of Significant Accounting Policies Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Capitalization Policy - Expenditures for renewals and improvements that significantly add to the productive capacity or extend the useful life of an asset are capitalized. Expenditures for maintenance and repairs, which do not add to the value or extend useful lives, are charged to expense as incurred.

Revenue Recognition - Rental revenue is recognized on the straight-line basis, which averages minimum rents over the terms of the leases. All leases are classified as operating leases and expire at various dates prior to September 2011. The following is a schedule by years of future actual minimum rents receivable on non-cancelable operating leases in effect as of December 31, 2005.

The remainder of this page has been intentionally left blank.

Riverport Notes to Historical Summary of Gross Income and Direct Operating Expenses – continued

Year	Amount
2006	$1,839,745
2007	2,034,652
2008	2,034,652
2009	2,034,652
2010	2,034,652
Thereafter	1,435,560
Total	$11,413,913

Expense Reimbursement – Reimbursements from tenants for real estate taxes and other recoverable operating expenses are recognized as revenue in the period the applicable expenditures are incurred. Riverport receives payments for these reimbursements from substantially all its multi-tenant commercial tenants throughout the year based on estimates. Differences between estimated recoveries and the final billed amounts are recognized in the current year.

The remainder of this page has been left intentionally blank.

Independent Auditor’s Report

To the Board of Trustees of Investors Real Estate Trust

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses of Timberlands ("Historical Summary") for the year ended December 31, 2005. This Historical Summary is the responsibility of the management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 2, and is not intended to be a complete presentation of Timberlands revenue and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in Note 2 of Timberlands for the year ended December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

/S/ Brady Martz & Associates, P.C.
Brady, Martz, and Associates, P.C.
Minot, North Dakota, USA
October 31, 2006

Timberlands Historical Summary of Gross Income and Direct Operating Expenses for the Year Ended December 31, 2005

12/31/05
GROSS INCOME
Rental Revenue and Tenant Reimbursements	$2,099,216

DIRECT OPERATING EXPENSES
Utilities Expense	$148,205
Maintenance Expense	222,574
Real Estate Taxes	372,856
Administrative	4,633
Total Direct Operating Expenses	$748,268

EXCESS OF GROSS INCOME OVER DIRECT OPERATING EXPENSES	$1,350,948

See Notes to Historical Summary of Gross Income and Direct Operating Expenses.

The remainder of this page has been intentionally left blank.

Timberlands Notes to Historical Summary of Gross Income and Direct Operating Expenses for the Years Ended December 31, 2005

Note 1.

Nature of Business

The Timberlands office building, which contains approximately 90,315 rentable square feet, is located at West 114th Street in Leawood, Kansas. The property was acquired on September 15, 2006, as part of a portfolio of nine office complexes consisting of 15 buildings purchased from subsidiaries of Omaha-based Magnum Resources, Inc., a real estate services and investment firm. The Historical Summary of Gross Income and Direct Operating Expenses includes information related to the operations of Timberlands for the year ended December 31, 2005, as recorded by the property’s previous owner, subject to the exclusions described below.

Note 2.

Basis of Presentation

IRET, Inc., purchased Timberlands on September 15, 2006. The historical summary has been prepared for the purpose of complying with Regulation S-X, Rule 3-14 of the Securities and Exchange Commission ("SEC"), which requires certain information with respect to real estate operations acquired to be included with certain filings with the SEC. This historical summary includes the historical gross income and direct operating expenses of Timberlands, exclusive of the following expenses, which may not be comparable to the corresponding amounts reflected in proposed future operations:

(a)     depreciation of property and equipment
(b)     interest expense
(c)     management fees
(d)     insurance expense
(e)     non-pass through administrative expenses

Because insurance expense and management fees have not been included as operating expenses in the historical summary, revenue reported as tenant reimbursements in the historical summary has also been adjusted to exclude amounts equal to management fees and insurance expenses.

Note 3.

Summary of Significant Accounting Policies Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Capitalization Policy - Expenditures for renewals and improvements that significantly add to the productive capacity or extend the useful life of an asset are capitalized. Expenditures for maintenance and repairs, which do not add to the value or extend useful lives, are charged to expense as incurred.

Revenue Recognition - Rental revenue is recognized on the straight-line basis, which averages minimum rents over the terms of the leases. All leases are classified as operating leases and expire at various dates prior to June 2010. The following is a schedule by years of future actual minimum rents receivable on non-cancelable operating leases in effect as of December 31, 2005.

The remainder of this page has been intentionally left blank.

Timberlands Notes to Historical Summary of Gross Income and Direct Operating Expenses – continued

Year	Amount
2006	$2,069,581
2007	1,487,199
2008	933,614
2009	940,075
2010	335,376
Thereafter	0
Total	$5,765,845

Expense Reimbursement – Reimbursements from tenants for real estate taxes and other recoverable operating expenses are recognized as revenue in the period the applicable expenditures are incurred. Timberlands receives payments for these reimbursements from substantially all its multi-tenant commercial tenants throughout the year based on estimates. Differences between estimated recoveries and the final billed amounts are recognized in the current year.

The remainder of this page has been left intentionally blank.

Independent Auditor’s Report

To the Board of Trustees of Investors Real Estate Trust

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses of Flagship ("Historical Summary") for the year ended December 31, 2005. This Historical Summary is the responsibility of the management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 2, and is not intended to be a complete presentation of Flagship revenue and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in Note 2 of Flagship for the year ended December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

/S/ Brady Martz & Associates, P.C.
Brady, Martz, and Associates, P.C.
Minot, North Dakota, USA
October 31, 2006

Flagship Historical Summary of Gross Income and Direct Operating Expenses for the Year Ended December 31, 2005

12/31/05
GROSS INCOME
Rental Revenue and Tenant Reimbursements	$3,252,658

DIRECT OPERATING EXPENSES
Utilities Expense	$187,684
Maintenance Expense	440,314
Real Estate Taxes	726,574
Administrative	7,999
Total Direct Operating Expenses	$1,362,571

EXCESS OF GROSS INCOME OVER DIRECT OPERATING EXPENSES	$1,890,087

See Notes to Historical Summary of Gross Income and Direct Operating Expenses.

The remainder of this page has been intentionally left blank.

Flagship Notes to Historical Summary of Gross Income and Direct Operating Expenses for the Years Ended December 31, 2005

Note 1.

Nature of Business

The Flagship office building, which contains approximately 138,825 rentable square feet, is located at Prairie Center Drive in Eden Prairie, Minnesota. The property was acquired on September 15, 2006, as part of a portfolio of nine office complexes consisting of 15 buildings purchased from subsidiaries of Omaha-based Magnum Resources, Inc., a real estate services and investment firm. The Historical Summary of Gross Income and Direct Operating Expenses includes information related to the operations of Flagship for the year ended December 31, 2005, as recorded by the property’s previous owner, subject to the exclusions described below.

Note 2.

Basis of Presentation

IRET, Inc., purchased Flagship on September 15, 2006. The historical summary has been prepared for the purpose of complying with Regulation S-X, Rule 3-14 of the Securities and Exchange Commission ("SEC"), which requires certain information with respect to real estate operations acquired to be included with certain filings with the SEC. This historical summary includes the historical gross income and direct operating expenses of Flagship, exclusive of the following expenses, which may not be comparable to the corresponding amounts reflected in proposed future operations:

(a)     depreciation of property and equipment
(b)     interest expense
(c)     management fees
(d)     insurance expense
(e)     non-pass through administrative expenses

Because insurance expense and management fees have not been included as operating expenses in the historical summary, revenue reported as tenant reimbursements in the historical summary has also been adjusted to exclude amounts equal to management fees and insurance expenses.

Note 3.

Summary of Significant Accounting Policies Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Capitalization Policy - Expenditures for renewals and improvements that significantly add to the productive capacity or extend the useful life of an asset are capitalized. Expenditures for maintenance and repairs, which do not add to the value or extend useful lives, are charged to expense as incurred.

Revenue Recognition - Rental revenue is recognized on the straight-line basis, which averages minimum rents over the terms of the leases. All leases are classified as operating leases and expire at various dates prior to August 2015. The following is a schedule by years of future actual minimum rents receivable on non-cancelable operating leases in effect as of December 31, 2005.

The remainder of this page has been intentionally left blank.

Flagship Notes to Historical Summary of Gross Income and Direct Operating Expenses – continued

Year	Amount
2006	$2,216,431
2007	2,239,692
2008	2,272,923
2009	1,884,379
2010	1,107,052
Thereafter	2,825,807
Total	$12,546,284

Expense Reimbursement – Reimbursements from tenants for real estate taxes and other recoverable operating expenses are recognized as revenue in the period the applicable expenditures are incurred. Flagship receives payments for these reimbursements from substantially all its multi-tenant commercial tenants throughout the year based on estimates. Differences between estimated recoveries and the final billed amounts are recognized in the current year.

The remainder of this page has been left intentionally blank.

Independent Auditor’s Report

To the Board of Trustees of Investors Real Estate Trust

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses of Gateway Corporate Center ("Historical Summary") for the year ended December 31, 2005. This Historical Summary is the responsibility of the management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 2, and is not intended to be a complete presentation of Gateway Corporate Center revenue and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in Note 2 of Gateway Corporate Center for the year ended December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

/S/ Brady Martz & Associates, P.C.
Brady, Martz, and Associates, P.C.
Minot, North Dakota, USA
October 31, 2006

Gateway Corporate Center Historical Summary of Gross Income and Direct Operating Expenses for the Year Ended December 31, 2005

12/31/05
GROSS INCOME
Rental Revenue and Tenant Reimbursements	$1,447,804

DIRECT OPERATING EXPENSES
Utilities Expense	$127,563
Maintenance Expense	215,342
Real Estate Taxes	264,867
Administrative	3,685
Total Direct Operating Expenses	$611,457

EXCESS OF GROSS INCOME OVER DIRECT OPERATING EXPENSES	$836,347

See Notes to Historical Summary of Gross Income and Direct Operating Expenses.

The remainder of this page has been intentionally left blank.

Gateway Corporate Center Notes to Historical Summary of Gross Income and Direct Operating Expenses for the Years Ended December 31, 2005

Note 1.

Nature of Business

The Gateway Corporate Center office building, which contains approximately 59,827 rentable square feet, is located at Bielenberg Drive in Woodbury, Minnesota. The property was acquired on September 15, 2006, as part of a portfolio of nine office complexes consisting of 15 buildings purchased from subsidiaries of Omaha-based Magnum Resources, Inc., a real estate services and investment firm. The Historical Summary of Gross Income and Direct Operating Expenses includes information related to the operations of Gateway Corporate Center for the year ended December 31, 2005, as recorded by the property’s previous owner, subject to the exclusions described below.

Note 2.

Basis of Presentation

IRET, Inc., purchased Gateway Corporate Center on September 15, 2006. The historical summary has been prepared for the purpose of complying with Regulation S-X, Rule 3-14 of the Securities and Exchange Commission ("SEC"), which requires certain information with respect to real estate operations acquired to be included with certain filings with the SEC .This historical summary includes the historical gross income and direct operating expenses of Gateway Corporate Center, exclusive of the following expenses, which may not be comparable to the corresponding amounts reflected in proposed future operations:

(a)     depreciation of property and equipment
(b)     interest expense
(c)     management fees
(d)     insurance expense
(e)     non-pass through administrative expenses

Because insurance expense and management fees have not been included as operating expenses in the historical summary, revenue reported as tenant reimbursements in the historical summary has also been adjusted to exclude amounts equal to management fees and insurance expenses.

Note 3.

Summary of Significant Accounting Policies Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Capitalization Policy - Expenditures for renewals and improvements that significantly add to the productive capacity or extend the useful life of an asset are capitalized. Expenditures for maintenance and repairs, which do not add to the value or extend useful lives, are charged to expense as incurred.

Revenue Recognition - Rental revenue is recognized on the straight-line basis, which averages minimum rents over the terms of the leases. All leases are classified as operating leases and expire at various dates prior to September 2010. The following is a schedule by years of future actual minimum rents receivable on non-cancelable operating leases in effect as of December 31, 2005.

The remainder of this page has been intentionally left blank.

Gateway Corporate Center Notes to Historical Summary of Gross Income and Direct Operating Expenses – continued

Year	Amount
2006	$845,736
2007	860,704
2008	860,704
2009	860,704
2010	645,528
Thereafter	0
Total	$4,073,376

Expense Reimbursement – Reimbursements from tenants for real estate taxes and other recoverable operating expenses are recognized as revenue in the period the applicable expenditures are incurred. Gateway Corporate Center receives payments for these reimbursements from substantially all its multi-tenant commercial tenants throughout the year based on estimates. Differences between estimated recoveries and the final billed amounts are recognized in the current year.

The remainder of this page has been left intentionally blank.

INVESTORS REAL ESTATE TRUST
Unaudited Pro Forma Consolidated Balance Sheet as of July 31, 2006

(in thousands)	IRET Consolidated 7/31/06 Unaudited (a)	Magnum Portfolio Adjustments (b)	Other Acquisition Adjustments (c)	Pro Forma Consolidated
ASSETS
Real estate investments
Property owned	$1,282,157	$139,951	$14,675	$1,436,783
Less accumulated depreciation/amortization	(155,779)	0	0	(155,779)
	$1,126,378	$139,951	$14,675	$1,281,004
Undeveloped land	4,031	0	0	4,031
Mortgage loans receivable, net of allowance	416	0	0	416
Total real estate investments	$1,130,825	$139,951	$14,675	$1,285,451
Other assets
Cash and cash equivalents	$19,956	$0	$0	$19,956
Marketable securities-available-for-sale	1,549	0	0	1,549
Receivable arising from straight-lining of rents, net of allowance	9,701	0	0	9,701
Accounts receivable - net of allowance	2,810	3	0	2,813
Real estate deposits	1,646	0	0	1,646
Prepaid and other assets	1,875	111	15	2,001
Intangible assets, net of accumulated amortization	24,972	9,328	0	34,300
Tax, insurance, and other escrow	7,169	0	136	7,305
Property and equipment, net	1,485	0	0	1,485
Goodwill	1,441	0	0	1,441
Deferred charges and leasing costs - net	9,859	522	148	10,529
TOTAL ASSETS	$1,213,288	$149,915	$14,974	$1,378,177
LIABILITIES AND SHAREHOLDERS’ EQUITY
LIABILITIES
Accounts payable and accrued expenses	$21,225	$2,706	$19	$23,950
Notes payable	6,500	0	0	6,500
Mortgages payable	776,305	122,610	13,166	912,081
Investment certificates issued	1,764	0	0	1,764
Other debt	1,010	0	0	1,010
TOTAL LIABILITIES	$806,804	$125,316	$13,185	$945,305

MINORITY INTEREST IN PARTNERSHIPS	16,342	24,336	1,809	42,487
MINORITY INTEREST OF UNIT HOLDERS IN OPERATING PARTNERSHIP (13,631,359 units on July 31, 2006 and 13,685,522 units on April 30, 2006)	102,258	0	0	102,258
SHAREHOLDERS’ EQUITY
Preferred shares of beneficial interest (Cumulative redeemable preferred shares, no par value, 1,150,000 shares issued and outstanding at July 31, 2006 and April 30, 2006, aggregate liquidation preference of $28,750,000)	27,317	0	0	27,317
42
Common shares of beneficial interest (Unlimited authorization, no par value, 47,319,709 shares issued and outstanding at July 31, 2006, 46,915,352 shares issued and outstanding at April 30, 2006)	342,912	0	0	342,912
Accumulated distributions in excess of net income	$(82,302)	$263	$(20)	$(82,059)
Accumulated other comprehensive loss	(43)	0	0	(43)
TOTAL SHAREHOLDERS’ EQUITY	$287,884	$263	$(20)	$288,127
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,213,288	$149,915	$14,974	$1,378,177

(a)    The IRET historical balance sheet reflects the financial position of the Company as of July 31, 2006, as reported in the Company’s Form 10-Q filed September 11, 2006.

(b)   Represents the necessary adjustments to reflect the acquisition of the Magnum Portfolio on September 15, 2006, as if such acquisition had occurred on July 31, 2006.

(c)    Represents the necessary adjustments to reflect the acquisition of a real estate property (an apartment complex located in Rochester, MN), other than the Magnum Portfolio, that was acquired on September 21, 2006, as if such acquisition had occurred on July 31, 2006.

The remainder of this page has been intentionally left blank.

Investors Real Estate Trust
Unaudited Pro Forma Consolidated Statement of Operations
For the Three Months Ended July 31, 2006, and Twelve Months Ended April 30, 2006

The unaudited pro forma Consolidated Statement of Operations for the three months ended July 31, 2006, and for the year ended April 30, 2006, is presented as if the acquisitions had occurred on May 1, 2005. The unaudited pro forma Consolidated Statement of Operations for the three months ended July 31, 2006, and for the twelve months ended April 30, 2006, is not necessarily indicative of what the actual results of operations would have been assuming the transactions had occurred as of the beginning of the period presented, nor does it purport to represent the results of operations for future periods.

Unaudited Pro Forma Consolidated Statement of Operations for Three Months Ended July 31, 2006 (unaudited)

(in thousands, except per share data)	Three Months Ended July 31 2006	Corporate Center West (1)	Farnum Executive Center (1)	Flagship Corporate Center (1)	Gateway Corporate Center (1)	Miracle Hills One (1)	Pacific Hills (1)	Riverport (1)	Timberlands (1)	Woodlands Plaza (1)	Insignificant Acquisitions (2)	Total Consolidated Pro Forma
REVENUE
Real estate rentals	$36,779	$725	$300	$541	$216	$352	$676	$511	$497	$222	$843	$41,662
Tenant reimbursement	8,006	24	0	374	180	4	42	376	32	7	0	9,045
TOTAL REVENUE	44,785	749	300	915	396	356	718	887	529	229	843	50,707
OPERATING EXPENSE
Interest	13,077	422	170	301	121	124	234	275	184	61	176	15,145
Depreciation/amortization related to real estate investments	10,024	109	71	140	50	63	76	124	86	30	146	10,919
Utilities	2,915	66	0	52	34	31	63	66	36	22	67	3,352
Maintenance	5,043	116	0	104	55	76	137	118	71	69	73	5,862
Real estate taxes	5,379	67	0	196	77	47	69	171	100	34	88	6,228
Insurance	579	7	2	8	3	5	8	6	5	3	22	648
Property management expenses	3,296	48	0	51	24	26	49	56	36	18	116	3,720
Administrative expense	908	0	0	0	1	0	0	0	2	1	0	912
Advisory and trustee services	72	0	0	0	0	0	0	0	0	0	0	72
Other operating expenses	285	0	0	0	0	0	0	0	0	0	0	285
Amortization	218	0	0	0	0	0	0	0	0	0	0	218
Amortization of related party costs	330	0	0	0	0	0	0	0	0	0	0	330
44
TOTAL OPERATING EXPENSE	42,126	835	243	852	365	372	636	816	520	238	688	47,691
Operating income	2,659	(86)	57	63	31	(16)	82	71	9	(9)	155	3,016
Non-operating income	279	0	0	0	0	0	0	0	0	0	0	279
Income before minority interest and discontinued operations and gain on sale of other investments	2,938	(86)	57	63	31	(16)	82	71	9	(9)	155	3,295
Gain on sale of other investments	0	0	0	0	0	0	0	0	0	0	0	0
Minority interest portion of other partnerships’ income	(533)	19	(13)	(14)	(7)	4	(18)	(16)	(3)	2	(35)	(614)
Minority interest portion of operating partnership income	12	0	0	0	0	0	0	0	0	0	0	12
Income from continuing operations	2,417	(67)	44	49	24	(12)	64	55	6	(7)	120	2,693
Discontinued operations, net	696	0	0	0	0	0	0	0	0	0	0	696
NET INCOME	3,113	(67)	44	49	24	(12)	64	55	6	(7)	120	3,389
Dividends to preferred shareholders	(593)	0	0	0	0	0	0	0	0	0	0	(593)
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$2,520	$(67)	$44	$49	$24	$(12)	$64	$55	$6	$(7)	120	2,796
BASIC AND DILUTED
Earnings per common share from continuing operations	$0.04	$(0.00)	$0.00	$0.00	$0.00	$(0.00)	$0.00	$0.00	$0.00	$(0.00)	0.01	0.05
Earnings per common share from discontinued operations	0.01	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.01
NET INCOME PER COMMON SHARE	$0.05	$(0.00)	$0.00	$0.00	$0.00	$(0.00)	$0.00	$0.00	$0.00	$(0.00)	0.01	0.06
Weighted Average Shares	47,043	47,043	47,043	47,043	47,043	47,043	47,043	47,043	47,043	47,043	47,043	47,043

Unaudited Pro Forma Consolidated Statement of Operations for Twelve Months Ended April 30, 2006 (unaudited)

(in thousands, except per share data)	Twelve Months Ended April 30 2006	Corporate Center West (1)	Farnum Executive Center (1)	Flagship Corporate Center (1)	Gateway Corporate Center (1)	Miracle Hills One (1)	Pacific Hills (1)	Riverport (1)	Timberlands (1)	Woodlands Plaza (1)	Insignificant Acquisitions (2)	Total Consolidation Pro Forma Total Consolidated Pro Forma
REVENUE
Real estate rentals	$144,349	$2,901	$1,198	$2,165	$864	$1,410	$2,704	$2,043	$1,987	$886	$3,372	$163,879
Tenant reimbursement	28,450	94	0	1,498	722	18	168	1,504	128	27	0	32,609
TOTAL REVENUE	172,799	2,995	1,198	3,663	1,586	1,428	2,872	3,547	2,115	913	3,372	196,488
OPERATING EXPENSE
Interest	51,390	1,686	678	1,203	485	496	936	1,099	734	243	702	59,652
Depreciation/amortization related to real estate investments	37,413	435	285	560	202	253	302	498	342	122	584	40,996
Utilities	13,675	266	0	206	138	125	253	264	142	88	267	15,424
Maintenance	19,492	462	0	418	221	304	549	474	283	275	292	22,770
Real estate taxes	20,023	267	0	786	307	189	277	683	400	138	351	23,421
Insurance	2,707	29	6	30	11	21	32	26	19	11	89	2,981
Property management expenses	12,004	194	0	205	94	102	195	224	142	72	464	13,696
Administrative expense	3,674	0	0	2	5	2	2	2	6	5	0	3,698
Advisory and trustee services	221	0	0	0	0	0	0	0	0	0	0	221
Other operating expenses	1,292	0	0	0	0	0	0	0	0	0	0	1,292
Amortization	745	0	0	0	0	0	0	0	0	0	0	745
Amortization of related party costs	409	0	0	0	0	0	0	0	0	0	0	409
TOTAL OPERATING EXPENSE	163,045	3,339	969	3,410	1,463	1,492	2,546	3,270	2,068	954	2,749	185,305
Operating income	9,754	(344)	229	253	123	(64)	326	277	47	(41)	623	11,183
Non-operating income	1,241	0	0	0	0	0	0	0	0	0	0	1,241
Income before minority interest and discontinued operations and gain on sale of other investments	10,995	(344)	229	253	123	(64)	326	277	47	(41)	623	12,424
Gain on sale of other investments	23	0	0	0	0	0	0	0	0	0	0	23
Minority interest portion of other partnerships’ income	(1,863)	77	(51)	(57)	(28)	14	(73)	(62)	(10)	9	(139)	(2,183)
46
Minority interest portion of operating partnership income	(484)	0	0	0	0	0	0	0	0	0	0	(484)
Income from continuing operations	8,671	(267)	178	196	95	(50)	253	215	37	(32)	484	9,780
Discontinued operations, net	2,896	0	0	0	0	0	0	0	0	0	0	2,896
NET INCOME	11,567	(267)	178	196	95	(50)	253	215	37	(32)	484	12,676
Dividends to preferred shareholders	(2,372)	0	0	0	0	0	0	0	0	0	0	(2,372)
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$9,195	$(267)	$178	$196	$95	$(50)	$253	$215	$37	$(32)	484	10,304
BASIC AND DILUTED
Earnings per common share from continuing operations	$0.14	$(0.01)	$0.00	$0.01	$0.00	$(0.00)	$0.01	$0.01	$0.00	$(0.00)	0.01	0.17
Earnings per common share from discontinued operations	0.06	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.06
NET INCOME PER COMMON SHARE	$0.20	$(0.01)	$0.00	$0.01	$0.00	$(0.00)	$0.01	$0.01	$0.00	$(0.00)	0.01	0.23
Weighted Average Shares	45,717	45,717	45,717	45,717	45,717	45,717	45,717	45,717	45,717	45,717	45,717	45,717

(1)  The pro forma income and expense items reflect estimated operations which were acquired on September 15, 2006.

(2)  The real estate assets acquired by IRET in fiscal year 2007 during the period from May 1, 2006, to September 30, 2006, are as follows: Arbors Apartments (acquired July 11, 2006), Fox River Cottages (acquired July 25, 2006) and Quarry Ridge Apartments (acquired September 21, 2006).